                                  EXHIBIT 99.6

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
           OF HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES

The following unaudited pro forma consolidated financial statements have been prepared to give effect to Hanover Capital Mortgage Holdings, Inc.'s acquisition on July 1, 2002 of 100% of the outstanding common stock of each of HanoverTrade, Inc., Hanover Capital Partners Ltd. and Hanover Capital Partners 2, Inc. (collectively, the "Newly Consolidated Subsidiaries"), as previously reported on Form 8-K filed on July 16, 2002. This acquisition had been accounted for using the purchase method of accounting. These pro forma financial statements were prepared as if the acquisition had been completed as of January 1, 2001 for statement of income purposes and as of June 30, 2002 for balance sheet purposes.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been reported had the acquisition occurred on June 30, 2002 for balance sheet purposes and on January 1, 2001 for statement of income purposes, nor are these presentations necessarily indicative of the future financial position or results of operations.

These unaudited pro forma consolidated financial statements are based upon the historical consolidated financial statements of Hanover Capital Mortgage Holdings, Inc. and the Newly Consolidated Subsidiaries included in Hanover Capital Mortgage Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, Hanover Capital Mortgage Holdings, Inc. Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002, and the historical financial statements of the Newly Consolidated Subsidiaries included in this Form 8-K/A.


         TABLE OF CONTENTS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


                                                                                   PAGE
Pro Forma Consolidated Balance Sheet as of June 30, 2002                             2

Notes to Pro Forma Consolidated Balance Sheet                                        3

Pro Forma Consolidated Statement of Income for the Six Months Ended
June 30, 2002                                                                        4

Pro Forma Consolidated Statement of Income for the Year Ended
December 31, 2001                                                                    5

Notes to Pro Forma Consolidated Statements of Income                                 6

            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2002
                                   (UNAUDITED)
                                 (in thousands)

                                                      HANOVER
                                                      CAPITAL
                                                      MORTGAGE
                                                      HOLDINGS,        NEWLY
                                                        INC.        CONSOLIDATED    ADJUSTMENTS/     PRO FORMA
                                                      ORIGINAL      SUBSIDIARIES    ELIMINATIONS    CONSOLIDATED
                                                     ---------      ------------   --------------   ------------
ASSETS
Mortgage loans:
    Held for sale                                    $     758      $       -      $      -           $     758
    Collateral for CMOs                                123,523              -             -             123,523
Mortgage securities pledged as collateral for
 reverse repurchase agreements:
    Available for sale                                   4,265              -             -               4,265
    Held to maturity                                       689              -             -                 689
    Trading                                             11,404              -             -              11,404
Mortgage securities pledged as collateral for CMOs       9,800              -             -               9,800
Mortgage securities, not pledged:
    Available for sale                                     579              -             -                 579
    Trading                                              3,657          3,159             -               6,816
Cash and cash equivalents                                8,514          1,671             -              10,185
Accrued interest receivable                              1,202             72             -               1,274
Equity investments:
    Hanover Capital Partners Ltd.                        1,920              -        (1,920)(a,b)             -
    HanoverTrade, Inc. (formerly
    HanoverTrade.com, Inc.)                             (3,663)             -         3,663 (a,b)             -
    Hanover Capital Partners 2, Inc.                       (19)             -            19 (a,b)             -
    HDMF-I LLC                                           3,970              -             -               3,970
Notes receivable from related parties                   13,880              -       (11,074)(a,c)         2,806
Due from related parties                                   517            354          (836)(c)              35
Other assets                                             2,113          6,039           528 (a)           8,680
                                                     ---------      ---------      --------           ---------
TOTAL ASSETS                                         $ 183,109      $  11,295      $ (9,620)          $ 184,784
                                                     =========      =========      ========           =========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Reverse repurchase agreements                        $  13,544      $       -      $      -           $  13,544
CMO borrowing                                          123,173              -             -             123,173
Notes payable to related party                               -         10,600       (10,600)(c)               -
Due to related parties                                       -            836          (836)(c)               -
Accounts payable, accrued expenses and other
 liabilities                                             2,589          1,675             -               4,264
                                                     ---------      ---------      --------           ---------
TOTAL LIABILITIES                                      139,306         13,111       (11,436)            140,981
                                                     ---------      ---------      --------           ---------

STOCKHOLDERS' EQUITY:
Preferred stock                                              -              2            (2)(b)               -
Common stock                                                45              -             -                  45
Additional paid-in capital                              67,963         11,461       (11,461)(b)          67,963
Retained earnings (deficit)                            (24,387)       (13,279)       13,279 (b)         (24,387)
Accumulated other comprehensive income                     182              -             -                 182
                                                     ---------      ---------      --------           ---------
TOTAL STOCKHOLDERS' EQUITY                              43,803         (1,816)        1,816              43,803
                                                     ---------      ---------      --------           ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 183,109      $  11,295      $ (9,620)          $ 184,784
                                                     =========      =========      ========           =========

               See notes to pro forma consolidated balance sheet

            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                             (dollars in thousands)


(a) Acquisition of 100% of the common stock of Hanover Capital Partners Ltd., HanoverTrade, Inc. and Hanover Capital Partners 2, Inc. in exchange for a reduction of the notes receivable from the common stockholders:

            Purchase price (reduction of notes receivable)           $   474
            Less fair value of net assets (liabilities) acquired         (54)
                                                                     -------
            Goodwill                                                 $   528
                                                                     =======

(b) Elimination of the investment in newly consolidated subsidiaries against their equity:

            Negative investment balance reflected at 100%             $ (1,816)
                                                                      ========

            Preferred stock of subsidiaries                           $      2
            Additional paid-in capital of subsidiaries                  11,461
            Retained deficit of subsidiaries prior to acquisition      (13,279)
                                                                      --------
                Total equity of subsidiaries prior to acquisition     $ (1,816)
                                                                      ========

(c) Elimination of intercompany receivables and payables between Hanover Capital Mortgage Holdings, Inc. and the newly consolidated subsidiaries:

            Notes receivable from subsidiaries             $ 10,600
            Due from subsidiaries                               836
                                                           --------
                                                           $ 11,436
                                                           ========

            Notes payable to HCHI                          $ 10,600
            Due to HCHI                                         836
                                                           --------
                                                           $ 11,436
                                                           ========

            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)
                      (in thousands, except per share data)

                                                  HANOVER
                                                  CAPITAL
                                                  MORTGAGE
                                                  HOLDINGS,     NEWLY
                                                    INC.     CONSOLIDATED    ADJUSTMENTS      PRO FORMA
                                                  ORIGINAL   SUBSIDIARIES    ELIMINATIONS/   CONSOLIDATED
                                                 ----------  ------------    -------------   ------------
REVENUES:
    Interest income                              $    7,306    $     632     $    (345)(a)   $    7,593
    Interest expense                                  4,273            -             -            4,273
                                                 ----------    ---------     ---------       ----------
          Net interest income                         3,033          632          (345)           3,320
    Loan loss provision                                 121            -             -              121
                                                 ----------    ---------     ---------       ----------
          Net interest income after loan
              loss provision                          2,912          632          (345)           3,199
    Loan brokering/trading                                -        3,137             -            3,137
    Due diligence fees                                    -        2,086             -            2,086
    Loan sale advisory services                           -        1,008             -            1,008
    Assignment fees                                       -          833             -              833
    Gain on sale of mortgage assets                     905            -             -              905
    Gain (loss) on mark to market of
       mortgage assets                                  575         (131)            -              444
    Other income (loss)                                (425)          15           (36)(b)         (446)
                                                 ----------    ---------     ---------       ----------
            Total revenues                            3,967        7,580          (381)          11,166
                                                 ----------    ---------     ---------       ----------

EXPENSES:
    Personnel                                           856        3,083           364 (b)        4,303
    Subcontractor                                         -        1,152             -            1,152
    Depreciation and amortization                         -          625             -              625
    Legal and professional                              429          136             -              565
    General, management and administrative              445          505          (400)(b)          550
    Technology                                            1          489             -              490
    Occupancy                                            48          187             -              235
    Other                                               206          359          (332)(a)          233
    Travel and entertainment                             25          195             -              220
                                                 ----------    ---------     ---------       ----------
          Total expenses                              2,010        6,731          (368)           8,373
                                                 ----------    ---------     ---------       ----------
          Operating income                            1,957          849           (13)           2,793
Equity in income (loss) of unconsolidated
  subsidiaries                                          747            -          (748)(c)           (1)
                                                 ----------    ---------     ---------       ----------
Income before income tax provision                    2,704          849          (761)           2,792
Income tax provision                                      -           77             -               77
                                                 ----------    ---------     ---------       ----------

NET INCOME                                       $    2,704    $     772     $    (761)      $    2,715
                                                 ==========    =========     =========       ==========

BASIC EARNINGS PER SHARE:
    Average common shares outstanding             4,345,052                                   4,345,052
                                                 ==========                                  ==========
    Basic earnings per share                     $     0.62                                  $     0.62
                                                 ==========                                  ==========

DILUTED EARNINGS PER SHARE:
    Diluted weighted average shares
      outstanding                                 4,409,312                                   4,409,312
                                                 ==========                                  ==========
    Diluted earnings per share                   $     0.61                                  $     0.62
                                                 ==========                                  ==========

            See notes to pro forma consolidated statements of income

            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)
                      (in thousands, except per share data)


                                                                  HANOVER
                                                                  CAPITAL
                                                                  MORTGAGE
                                                                 HOLDINGS,         NEWLY
                                                                    INC.        CONSOLIDATED          ADJUSTMENTS/       PRO FORMA
                                                                  ORIGINAL      SUBSIDIARIES         ELIMINATIONS       CONSOLIDATED
                                                                 ---------      ------------         -------------      ------------
REVENUES:
    Interest income                                            $    19,702       $        42       $      (454)(a)     $    19,290
    Interest expense                                                13,433                --                --              13,433
                                                                 ---------         ---------         ---------           ---------
          Net interest income                                        6,269                42              (454)              5,857
    Loan loss provision                                                709                --                --                 709
                                                                 ---------         ---------         ---------           ---------
          Net interest income after loan loss provision              5,560                42              (454)              5,148
    Due diligence fees                                                  --             5,803              (720)(b)           5,083
    Loan brokering/trading                                              --             2,605                --               2,605
    Loan sale advisory services                                         --               993                --                 993
    Assignment fees                                                     --               756                --                 756
    Gain on sale of mortgage assets                                  3,782                --                --               3,782
    Gain (loss) on mark to market of mortgage assets,
         net of associated hedge                                       751               (56)               --                 695
    Other income (loss)                                                (28)               23                --                  (5)
                                                                 ---------         ---------         ---------           ---------
          Total revenues                                            10,065            10,166            (1,174)             19,057
                                                                 ---------         ---------         ---------           ---------
EXPENSES:
    Personnel                                                          664             6,554                (4)(b)           7,214
    Subcontractor                                                       --             2,373                --               2,373
    Legal and professional                                           1,247               457                --               1,704
    Depreciation and amortization                                       --             1,160                --               1,160
    General, management and administrative                             952               726              (716)(b)             962
    Occupancy                                                          275               501                --                 776
    Technology                                                           4               690                --                 694
    Other                                                              509               479              (428)(a)             560
    Travel and entertainment                                            45               499                --                 544
                                                                 ---------         ---------         ---------           ---------
          Total expenses                                             3,696            13,439            (1,148)             15,987
                                                                 ---------         ---------         ---------           ---------

          Operating income (loss)                                    6,369            (3,273)              (26)              3,070

Equity in (loss) of unconsolidated subsidiaries                     (3,255)               --             3,220(c)              (35)
                                                                 ---------         ---------         ---------           ---------
Income (loss) before income tax provision and
  cumulative effect of adoption of SFAS 133                          3,114            (3,273)            3,194               3,035
Income tax provision                                                    --                64                --                  64
                                                                 ---------         ---------         ---------           ---------

Income (loss) before cumulative effect of adoption
  of SFAS 133                                                        3,114            (3,337)            3,194               2,971
Cumulative effect of adoption of SFAS 133                               46                --                --                  46
                                                                 ---------         ---------         ---------           ---------

NET INCOME (LOSS)                                              $     3,160       $    (3,337)      $     3,194         $     3,017
                                                                 =========         =========         =========           =========

BASIC EARNINGS PER SHARE:
    Average common shares outstanding                            4,256,874                                               4,256,874
                                                                 ---------                                               ---------
    Basic earnings per share:
          Before cumulative effect of adoption of SFAS 133     $      0.73                                             $      0.70

          Cumulative effect of adoption of SFAS 133                   0.01                                                    0.01
                                                                 ---------                                               ---------
          After cumulative effect of adoption of SFAS 133      $      0.74                                             $      0.71
                                                                 =========                                               =========
DILUTED EARNINGS PER SHARE:
    Diluted weighted average shares outstanding                  4,310,632                                               4,310,632
                                                                 ---------                                               ---------
    Diluted earnings per share:
          Before cumulative effect of adoption of SFAS 133     $      0.72                                             $      0.69

          Cumulative effect of adoption of SFAS 133                   0.01                                                    0.01
                                                                 ---------                                               ---------
          After cumulative effect of adoption of SFAS 133      $      0.73                                             $      0.70
                                                                 =========                                               =========

            See notes to pro forma consolidated statements of income

            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                             (dollars in thousands)

(a) To eliminate intercompany interest income and expense on intercompany notes and to reduce interest income on the portion of the notes receivable reduced in exchange for the purchase of the common stock of the newly consolidated subsidiaries summarized as follows:

                                                                   SIX
                                                                  MONTHS
                                                                   ENDED          YEAR ENDED
                                                                  JUNE 30,       DECEMBER 31,
                                                                    2002             2001
                                                                  -------        ------------
          Interest on note to Hanover Capital Partners Ltd.       $    24          $     58
          Interest on note to HanoverTrade, Inc.                      146               368
          Interest on note to Hanover Capital Partners 2, Inc.        162                 2
                                                                  -------          --------
                                                                      332               428
          Interest on notes reduced on common stock
          purchase                                                     13                26
                                                                  -------          --------
                                                                  $   345          $    454
                                                                  =======          ========

(b) Hanover engaged Hanover Capital Partners Ltd. pursuant to a Management Agreement to render, among other things, due diligence, asset management and administrative services. To eliminate this intercompany management fee recorded as follows:

                                                       SIX
                                                      MONTHS
                                                       ENDED      YEAR ENDED
                                                      JUNE 30,   DECEMBER 31,
                                                        2002         2001
                                                      -------    ------------
      Management fee income recorded to:
          Due diligence fees                          $     -      $    720
          Other revenues                                   36             -
          Reduction of personnel expense                  370             -
                                                      -------      --------
                                                      $   406      $    720
                                                      =======      ========

      Management fee expensed to:
          General, management and administrative      $   400      $    716
          Personnel expense                                 6             4
                                                      -------      --------
                                                      $   406      $    720
                                                      =======      ========

(c) With the consolidation of the results of Hanover Capital Partners Ltd., HanoverTrade, Inc. and Hanover Capital Partners 2, Inc., the equity in income (loss) of these subsidiaries summarized below would be reversed:

                                                     SIX
                                                    MONTHS
                                                     ENDED        YEAR ENDED
                                                    JUNE 30,     DECEMBER 31,
                                                     2002            2001
                                                    -------      ------------
            Hanover Capital Partners Ltd.           $   112       $     43
            HanoverTrade, Inc.                          655         (3,263)
            Hanover Capital Partners 2, Inc.            (19)             -
                                                    -------       --------
                                                    $   748       $ (3,220)
                                                    =======       ========